UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

SMART POWERR CORP.

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3 rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 22, 2025, at 10:00 a.m. local time, Smart Powerr Corp., a Nevada corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Meeting”) at principal executive offices, located at 4/F, Tower C, Rong Cheng Yun Gu Building, Keji 3rd Road, Yanta District, Xi’an City, Shaanxi Province, China 710075. At the Meeting, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are described in the Meeting Proxy Statement previously filed with the United States Securities and Exchange Commission on August 13, 2025. Stockholders representing a total of 1,526,550 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or approximately 57.45% of the Company’s outstanding shares of Common Stock as of August 1, 2025, the record date for the Meeting, were present or represented by proxy at the Meeting, constituting a quorum as required by the Fifth Amended and Restated Bylaws of the Company. The final voting results of the matters submitted to a shareholder vote at the meeting are as follows:

Proposal 1: Election of Directors

The following five individuals were elected to the Board of Directors of the Company to serve as directors until the 2026 annual meeting of stockholders and until their successors have been duly elected and qualified, as follows:

Nominees	Votes Cast For	Votes Against	Votes Abstained/ Withheld	Broker Non-Votes
Guohua Ku	906,807	160,772	903	458,068
Yan Zhan	906,807	160,772	903	458,068
Xiaoping Guo	903,961	163,618	903	458,068
Zhongli Liu	907,806	159,772	904	458,068
LuLu Sun	907,525	160,053	904	458,068

Proposal 2: Approval and Ratification of the Appointment of Enrome LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

The shareholders approved and ratified the appointment of Enrome LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, as follows:

For	Against	Abstain	Broker Non-Votes
1,169,198	357,222	130	N/A

Proposal 3: Approval of an Amendment to the Company’s Articles of Incorporation

The shareholders approved an amendment to the Company’s Articles of Incorporation to increase the total number of the Company’s authorized shares of common stock, par value $0.001 per share, from 10,000,000 shares to 1,000,000,000 shares, as follows:

For	Against	Abstain	Broker Non-Votes
1,121,848	404,584	118	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART POWERR CORP.

Date: September 24, 2025	By:	/s/ Yongjiang (Jackie) Shi
Yongjiang (Jackie) Shi
Chief Financial Officer

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